Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Earnings (Loss) Per Share
Earnings (Loss) Per Share

16. EARNINGS (LOSS) PER SHARE

In 2010, 2009 and 2008, basic and diluted earnings (loss) per share (EPS) were calculated as follows:

	2010		2009		2008
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts

EPS Numerator:

Net (loss) income allocable to common stockholders	$34.4	$34.4	$(68.3)	$(68.3)	$387.4	$387.4

EPS Denominator:

Weighted-average shares outstanding	226.9	226.9	223.9	223.9	226.9	226.9

Stock options and restricted stock units	—	1.2	—	—	—	1.7

Common stock related to acquisitions	—	2.1	—	—	—	—

Total shares	226.9	230.2	223.9	223.9	226.9	228.6

Earnings (loss) per share	$0.15	$0.15	$(0.31)	$(0.31)	$1.71	$1.69

Common stock related to acquisitions reflects the impact of the SunEdison contingent consideration discussed above.

Approximately $6.4 million of the initial stock consideration due to SunEdison's former unit holders is currently held in escrow pursuant to the terms of the acquisition agreement.

In 2010, options and restricted stock units to purchase 15.5 million shares of MEMC stock were excluded from the calculation of diluted EPS because the effect was antidilutive. In 2009, all options to purchase MEMC stock and restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the period. In 2008, options and restricted stock units to purchase 3.5 million shares of MEMC stock were excluded from the calculation of diluted EPS because the effect was antidilutive.